UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2012
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Signature
Index to Exhibits

Item 1.01 Entry into a Material Definitive Agreement

On November 1, 2012 (“Closing Date”) the General Motors Retirement Program for Salaried Employees (“SRP”), a pension plan sponsored by General Motors LLC (“GM LLC”), a wholly-owned subsidiary of General Motors Company (“Company”), purchased a Group Annuity Contract from The Prudential Insurance Company of America (“Prudential Insurance”) (“Contract”). Under the Contract, Prudential Insurance agreed to unconditionally and irrevocably guarantee the full payment of all annuity payments to certain of GM LLC's salaried retirees, and assume all investment risk associated with the assets that were delivered as the group annuity contract premium. The Contract is held by an SRP pension trust and State Street Bank and Trust Company, as Directed Trustee, executed the Contract on behalf of the SRP and the pension trust.

Prudential Insurance had an existing annuity contract with the SRP valued at approximately $1 billion that was amended on the Closing Date so that all but a de minimis amount of the assets and obligations under that annuity contract are governed by the terms of the Contract.

The total group annuity premium paid to Prudential Insurance on the Closing Date was $25.1 billion and is subject to customary data and mortality-related true-ups. The true-ups are not expected to be significant and will be substantially complete by December 31, 2012. Through the transactions contemplated in the Contract, including the settlement of other previously guaranteed obligations, and the previously announced lump-sum distributions to SRP participants, the Company is expecting to settle approximately $29 billion of pension obligations under U.S. generally accepted accounting principles.

In order for the SRP to purchase the Contract and settle other previously guaranteed obligations, GM LLC expects to make approximately $2.6 billion in cash contributions to the SRP. In addition, the Company expects to record a pre-tax charge to earnings of approximately $2.9 billion in the fourth quarter of 2012 as a special item.

The foregoing description of the Contract does not purport to be complete and is qualified in its entirety by the provisions of the Contract, which will be filed by the Company with a subsequent Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ NICK S. CYPRUS
Date: November 7, 2012	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer